EX-99.23(h)(26)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL VARIABLE FUND LLC, a Delaware limited liability company ("JNL Variable Fund").

     WHEREAS, the Administrator and the JNL Variable Fund entered into an Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Variable Fund LLC (each a "Fund"); and

     WHEREAS, the parties agree to amend the Agreement to reflect the addition of two new funds (the JNL/Mellon Capital Management S&P(R) SMid 60 Fund, and the JNL/Mellon Capital Management NYSE(R) International 25 Fund).

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2007, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the JNL Variable Fund LLC have caused this Amendment to be executed as of this 30th day of April, 2007.


JNL VARIABLE FUND LLC                                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: __________________________________                         By: _________________________________
Name:    Susan S. Rhee                                         Name:    Mark D. Nerud
Title:   Vice President, Counsel, and Secretary                Title:   President


                                   SCHEDULE A
                              DATED APRIL 30, 2007

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                                      FUNDS

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                   JNL/Mellon Capital Management DowSM 10 Fund

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                  JNL/Mellon Capital Management S&P(R) 10 Fund

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                  JNL/Mellon Capital Management Global 15 Fund

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  ----------------------------------------------------------------------------

                      JNL/Mellon Capital Management 25 Fund

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               JNL/Mellon Capital Management Select Small-Cap Fund

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                 JNL/Mellon Capital Management Nasdaq(R) 15 Fund

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  ----------------------------------------------------------------------------

               JNL/Mellon Capital Management Value Line(R) 25 Fund

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                JNL/Mellon Capital Management DowSM Dividend Fund

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  ----------------------------------------------------------------------------

                  JNL/Mellon Capital Management S&P(R) 24 Fund

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  ----------------------------------------------------------------------------

                     JNL/Mellon Capital Management VIP Fund

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  ----------------------------------------------------------------------------

                    JNL/Mellon Capital Management JNL 5 Fund

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  ----------------------------------------------------------------------------

               JNL/Mellon Capital Management JNL Optimized 5 Fund

  ----------------------------------------------------------------------------
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                JNL/Mellon Capital Management S&P(R) SMid 60 Fund

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

           JNL/Mellon Capital Management NYSE(R) International 25 Fund

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            JNL/Mellon Capital Management Communications Sector Fund

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

            JNL/Mellon Capital Management Consumer Brands Sector Fund

  ----------------------------------------------------------------------------
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               JNL/Mellon Capital Management Oil & Gas Sector Fund

  ----------------------------------------------------------------------------
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               JNL/Mellon Capital Management Financial Sector Fund

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              JNL/Mellon Capital Management Healthcare Sector Fund

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

              JNL/Mellon Capital Management Technology Sector Fund

  ----------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2007

----------------------------------------------------------------------------------- -------------- ------------------------

 FUNDS                                                                                 ASSETS                 FEE

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management DowSM 10 Fund                                        All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management S&P(R) 10 Fund                                       All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Global 15 Fund                                       All Assets               .20%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management 25 Fund                                              All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Select Small-Cap Fund                                All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Nasdaq(R) 15 Fund                                    All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management DowSM Dividend Fund                                  All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Value Line(R) 25 Fund                                  All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management S&P(R) 24 Fund                                       All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management VIP Fund                                             All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management JNL 5 Fund                                           All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management JNL Optimized 5 Fund                                 All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management S&P(R) SMid 60 Fund                                  All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management NYSE(R) International 25 Fund                        All Assets               .20%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Communications Sector Fund                           All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Consumer Brands Sector Fund                          All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Oil & Gas Sector Fund                                All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Financial Sector Fund                                All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

 JNL/Mellon Capital Management Healthcare Sector Fund                               All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------
----------------------------------------------------------------------------------- -------------- ------------------------

JNL/Mellon Capital Management Technology Sector Fund                                All Assets               .15%

----------------------------------------------------------------------------------- -------------- ------------------------